AMENDED AND RESTATED

                        1988 INCENTIVE STOCK OPTION PLAN
                           UNITED CAPITAL CORPORATION

                  This is a Stock  Option  Plan (the  "Plan") of United  Capital
Corporation, a Delaware corporation (the "Corporation"), under which options may be granted from time to time to eligible employees of the Corporation or any of its subsidiary corporations to purchase shares of common stock of the Corporation, par value $.10 per share, subject to the limitations, provisions and requirements hereinafter stated.

                  The Plan is as follows:

1.                PURPOSE OF PLAN

                  The general purpose of the Plan is to aid in maintaining and developing a management capable of assuring the future success of the Corporation. The Plan is designed to aid the Corporation and its subsidiaries in retaining the services of executives and key employees and in attracting new management personnel; to offer such personnel additional incentives to put forth maximum efforts for the success of the business; and to afford them opportunities to obtain or increase a proprietary interest in the Corporation on a favorable basis and, thereby, to have an opportunity to share in its success.

                  Furthermore, the Plan will enable the Corporation to grant "incentive stock options" as provided in Section 422A of the Internal Revenue of 1986, as amended, in substitution for "incentive stock options" previously granted by Metex Corporation, a Delaware corporation ("Metex"), which corporation will be a wholly-owned subsidiary of the Corporation upon consummation of the merger of Metex with and into MTX Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Corporation, pursuant to the terms and provisions of an Amended and Restated Agreement and Plan of Reorganization, dated as of November 3, 1988 and amended on January 24, 1989. The substituted options to be granted by the Corporation shall be substantially similar to, but not more favorable than, the terms of the options previously granted by Metex, to the extent practicable.

2.                AUTHORITY TO GRANT OPTIONS

                  The Board of Directors, or a stock option committee (hereinafter the "Committee") designated by it, may from time to time, in its discretion, grant to eligible employees, options (hereinafter the "Options") to purchase an aggregate number not to exceed 1,325,000 shares of the Common Stock ($.10 par value) of the Corporation (hereinafter the "Stock"), on the terms and


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subject  to the  conditions  hereinafter  provided.  The  Stock  shall  be  made available from authorized and unissued Stock or from Stock issued and held in the Treasury of the Corporation, as shall be determined by the Board of Directors. Notwithstanding anything contained in the Plan to the contrary, no recipient of options may be granted options to purchase in excess of ninety percent of the maximum number of shares of stock authorized to be issued under the Plan.

3.                ADMINISTRATION

                  This Plan shall be administered by the Board of Directors or, at their discretion, by a Committee consisting of not less than three members of the Board of Directors, a majority of whom shall not be eligible to participate in the Plan. Decisions and designations of the Committee shall be made by a majority of its members. Subject to the provisions of this Plan, the Board of Directors or the Committee, as the case may be, shall have full power and authority to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Corporation, the stockholders, the directors (if the Committee shall act) and any Option Holder, as hereinafter defined, and, by a resolution or resolutions providing for the creation and issuance of any Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Corporation upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option.

4.                ELIGIBILITY

                  Full-time employees of the Corporation and its subsidiaries shall be eligible to participate in this Plan and receive Options and will hereinafter be referred to as "Eligible Employees".

5.                ALLOTMENT OF STOCK

                  Options may be allotted to such Eligible Employees (sometimes individually referred to as an "Option Holder" and collectively as "Option Holders"), and in such amounts, as the Board of Directors or the Committee, as the case may be, in its discretion, may from time to time determine.


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6.                TERM OF PLAN

                  No Option shall be granted or modified pursuant to this Plan after December 31, 1998, but the expiration of the Options theretofore granted may extend beyond that date.

7.                TERMS AND CONDITIONS OF OPTIONS

                  Subject to the terms and conditions of this Plan, all Options granted under this Plan shall be in such form and upon such terms and conditions as the Board of Directors or the Committee, as the case may be, in its discretion, may from time to time determine, except that:

                           (a) Option Price - The Option price per share of Stock with respect to each Option shall be determined by the Board of Directors or the Committee, as the case may be, on the date the Option is granted; provided, however, that such price shall not be less than the fair market value of a share of Stock on the date of grant; and provided, further, that such price shall not be less than 110% of the fair market value of a share of Stock on the date of grant for an employee who, such date, is the owner of more than 10% of the total combined voting power of all classes of stock of the Corporation.

                           (b) Period of Option - In no event (including those specified in paragraphs (f) and (g) hereof), shall the period of an Option exceed ten (10) years from the date on which the Option is granted.

                           (c) Payment - Payment for all Stock shall be made in cash at the time that an Option, or any part thereof, is exercised, and no Stock shall be issued until full payment therefor has been made.

                           (d) Exercise of Option - An Option Holder must remain in the continuous employ of the Corporation or any subsidiary of the Corporation for one (1) year from the date on which the Option is granted before he may exercise any part of the Option; thereafter and during the life of the Option, the Option may be exercised as follows:

                                    (i)  After   one  (1)  year  of   continuous
                           employment from the date on which the Option is granted, not exceeding one-third (1/3) of the Stock subject to the Option;

                                    (ii)  After  two  (2)  years  of  continuous
                           employment from the date on which the Option is


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                           granted, not exceeding one-third (1/3) of the
                           shares subject to the Option, plus any Stock not purchased under (i);

                                    (iii)  After  three (3) years of  continuous
                           employment from the date on which the Option is granted, not exceeding one-third (1/3) of the Stock subject to the Option, plus any shares not purchased under (i) and (ii).

                           At  the   expiration  of  the  third  (3rd)  year  of
                  continuous employment from the date on which the Option is granted, the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of ten (10) years from the date on which it was granted.

                           (e) Non-Transferability of Options - During an Option Holder's lifetime, an Option shall be exercisable only by him. An Option shall not be transferable except for exercise as provided in paragraph (g) hereof.

                           (f)  Termination  of Employment - In the event of the
                  termination of an Option Holder's employment (for any reason other than death or discharge for cause) any Option granted to him or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless, such Option to the extent otherwise exercisable, is exercised within thirty (30) days of the date on which he ceases to be an employee, provided such time may be extended by the Board of Directors or the Committee, as the case may be, to a date no later than the date of expiration of the Option. If an Option Holder's employment is terminated for cause, as determined by the Board of Directors or the Committee, as the case may be, any Option or unexercised portion thereof granted to him shall terminate and be of no further force and effect from the date of discharge.

                           (g) Death of Option Holder - Upon the death of an Option Holder, any Option granted to him or the unexercised portion thereof, which was otherwise exercisable on his date of death, shall terminate unless such Option to the extent exercisable is exercised by the executor or administrator of his estate, within six months after the date of his death, provided such time may be extended by the Board of Directors or the Committee, as the case may be, to a date no later than the date of the expiration of the Option.


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                           (h)  Restriction   on   Issuance   of   Stock  -  The
                  Corporation  shall be  obligated  to sell and  issue the Stock
                  pursuant  to  any  Option   granted  under  the  Plan  and  in
                  accordance with the terms thereof but not before the Stock with respect to which the Option is being exercised is effectively registered or exempt from registration under the Securities Act of 1933, as amended, in the opinion of counsel for the Corporation and the Stock is listed on any exchange upon which it is traded.

                           (i) Rights as a Stockholder - The Option Holder shall have no rights as a stockholder with respect to any Stock covered by his Option until the date of issuance of a stock certificate to him for such Stock.

                           (j) Time of Granting an Option - Nothing contained in the Plan shall constitute the granting of any Option hereunder. An Option shall be granted only pursuant to a resolution of the Board of Directors or the Committee, as the case may be, and shall not be effective until there has been executed by both the Corporation and the optionee an Option Agreement in such form as shall be required by the Board of Directors or the Committee, as the case may be.

                           (k) Miscellaneous - The Board of Directors or the Committee, as the case may be, may require, as a condition to the sale of Stock on the exercise of any Option, that the person exercising such Option give to the Company such documents, including such appropriate investment representations as may be required by counsel for the Corporation, and such representations, additional agreements and documents as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interest of the Corporation.

8.                ADJUSTMENT IN EVENT OF RECAPITALIZATION

                           (a)  If the  outstanding  shares  of the Stock of the
                  Corporation   are  increased,   decreased,   changed  into  or
                  exchanged for a different number or kind of stock or securities of the Corporation or stock of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to the Options theretofore and thereafter granted under the Plan, without change in the aggregate purchase


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                  price applicable to the unexercised portion of the outstanding options but with a corresponding adjustment in the price for each share of Stock or other unit of any security covered by the Options.

                           (b) Upon the effective date of the dissolution or liquidation of the Corporation, or of a reorganization, merger or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or of a transfer of substantially all the property or more than eighty percent of the then outstanding shares of the Stock of the Corporation to another corporation, the Plan and any Option theretofore granted hereunder shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plan and for the assumption of Options theretofore granted, or the substitution for such Options of new options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the Plan and the Options theretofore granted or the new options substituted therefor, shall continue in the manner and under the terms so provided. In the event of such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of Stock, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options theretofore granted or the substitution for such Options of new Options covering the shares of a successor employer corporation or a parent or subsidiary thereof, then each Option Holder under the Plan shall be entitled, prior to the effective date of any such transaction, to purchase the full number of shares of Stock under his Option which he would otherwise have been entitled to purchase during the remaining term of such Option.

                           (c) Adjustments under this Section shall be made by the Board of Directors, whose determination as to what shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or any such adjustment.

9.                REALLOCATION OF LAPSED OPTIONS

                  Stock covered by Options which have lapsed may be reallocated by the Board of Directors or the Committee, as the case may be, at any time during the term of the Plan.


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10.               GOVERNMENTAL REGULATIONS

                  This Plan, and the grant and exercise of Options hereunder, shall be subject to all applicable rules and regulations of government or other authorities.

11.               DISCONTINUANCE OR AMENDMENT OF THE PLAN AND
                  MODIFICATION OF OPTIONS

                  The Board of Directors of the Corporation may suspend, terminate, modify or amend the Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the Plan; materially increase the benefits accruing to participants under the Plan; or materially modify the requirements as to eligibility for participation in the Plan; shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by paragraph 8 does not require such approval. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an option shall theretofore have been granted, affect the rights of such employee under such option.

12.               EMPLOYMENT

                  Nothing in the Plan or in any option agreement under the Plan shall confer on any employee any right to continue in the employ of the Corporation or effect in any way the right of the Corporation to terminate his employment at any time.

13.               EFFECTIVE DATE OF PLAN

                  The Plan shall become effective on January 1,1989, provided it is approved by the stockholders of the Corporation, within a period of not to exceed twelve (12) months from the latter date.


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